NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated November 5, 2015
to the Prospectus dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
Effective immediately, the following Underlying Fund is added to the Appendix under the heading “Emerging Market Stocks, Commodities, REITS, Inflation-Protected Bonds, International/Emerging Market Bonds and High-Yield Bonds”on page 54 of the Prospectus:

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND invests in a portfolio of higher-yielding, lower-rated debt securities issued by U.S. and foreign companies.  High yield debt securities also may include mortgage-backed securities and asset-backed securities.  The Fund also may invest in corporate loans.  The Fund invests, under normal circumstances, at least 80% of its net assets in high yield bonds.  These securities may pay interest on either a fixed-rate or a variable-rate basis.  The maturities of the securities in which the Fund may invest may range from short-term to long-term, and at any given time, the Fund’s portfolio is likely to include bonds with a variety of maturities.  Under normal circumstances, the Fund invests in issuers located in at least five countries (of which one may be the United States, although the Fund does not invest more than 80% of its net assets, at the time of purchase, in securities of U.S. issuers).  The Fund may invest in issuers located in either developed countries or emerging market countries.  The Fund’s subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure, or to manage the Fund’s average portfolio duration.  The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to obtain exposure to the investment characteristics of certain bonds or groups of bonds.

2.
The Nationwide Portfolio Completion Fund no longer invests in Treasury Inflation-Protected Securities as a principal investment strategy.  Accordingly, all references in the Appendix to Treasury Inflation-Protected Securities as a principal investment strategy of the Nationwide Portfolio Completion Fund should be deemed to be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE